EXHIBIT 24



                          CONSENT OF INDEPENDENT ACCOUNTANTS
                         ----------------------------------



               We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-37292 and 33-

          58550) of Autoclave Engineers, Inc., of our report dated August

          15, 1995, appearing on Page 19 of this Form 10-K.



          Price Waterhouse LLP
          600 Grant Street
          Pittsburgh, Pennsylvania 15219
          August 28, 1995
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